Exhibit 99.3

 Post-ASCO Conference CallInterim Data Review  JUNE 8, 2021

 2  Forward-Looking Statements  This presentation contains forward-looking statements about PDS Biotechnology Corporation (“PDSB”), and its businesses, business prospects, strategies and plans, including but not limited to statements regarding anticipated pre-clinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward-looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated.Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed with the Securities and Exchange Commission (“SEC”) from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, PDSB undertakes no obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.

   3    PDS Biotech’s Versamune®-based immunotherapies are designed to promote a powerful in vivo tumor-specific CD8+ killer T-cell response  Generate the right type and quantity of effective CD8+ killer T-cells  Generate potency without systemic side effects  Generate memory T-cells, to enhance durability of response     A significant barrier to effective immunotherapy has been the inability to promote adequate CD8+ killer T-cell responses in vivo resulting in diminished efficacy; 70-90% of cancer patients fail check point inhibitor therapy   Versamune®-based therapies also show promising potential to:

 The PDS0101 triple combination is being evaluated in advanced HPV-positive checkpoint inhibitor (CPI) naïve and CPI refractory patients  4    Checkpoint inhibitor naïve  Checkpoint inhibitor refractory  Description  Patients have failed chemotherapy and radiation treatment  Patients have failed chemotherapy, radiation and checkpoint inhibitor therapy  Standard of care  Checkpoint inhibitors  Few options – usually another checkpoint inhibitor treatment  Percentage of patients who have an objective response  12-24%  5-12%  Historical median survival  7-11 months  3-4 months  Options after treatment failure  Patients are now CPI refractory  Extremely limited  Objective response is defined as a tumor reduction of >30% as measured by RECIST 1.1

# PDS0101 is designed to efficiently induce polyfunctional (potent) CD8+ killer T-cells *in-vivo* that recognize cancers caused by HPV Type 16

## PDS0101 is developed to treat cancers caused by Human papillomavirus (HPV)16 infection

- Combines the Versamune® technology with proprietary modified proteins from the HPV16 viral protein that is expressed by or contained in the HPV16-positive cancers
- The interim data suggest that PDS0101 may be effective in promoting the induction of tumor-attacking HPV16-specific killer T-cells resulting in tumor reduction
- The interim data suggest that PDS0101 may be associated with clinically meaningful responses in patients with advanced HPV-associated cancer
- The interim data suggest that the design of immunotherapeutic combinations including polyfunctional CD8+ (killer) and CD4+ (helper) T-cell activating immunotherapies may present the potential for powerful anti-tumor clinical efficacy

PDS Biotechnology

Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.

5

# Preclinical study: Triple combination of PDS0101, Bintrafusp alfa (M7824) and M9241 (NHS-IL12) demonstrated higher targeted T-cell response

***Combination of PDS0101 with Bintrafusp alfa or M9241 generated superior targeted T-cell response; triple combination demonstrated superior efficacy***



**Bintrafusp alfa** (bi-functional checkpoint inhibitor)

Tumor Regression: **0/16 (0%)**
T-cell Clones: **22**


100 µm

**PDS0101 + Bintrafusp alfa + M9241**

Tumor Regression: **13/17 (76%)**
T-cell Clones: **3**

T-cell clones per 25% of TCR repertoire (Average)

Red – CD8+ (killer) T-cells
Green – CD4 + (helper) T-cells

PDS Biotechnology Nasdaq: PDSB

***Reference: Smalley Rumfield C, Pellom ST, Morillon II YM, et al; Journal for ImmunoTherapy of Cancer 2020; 8:e000612. doi: 10.1136/jitc-2020-000612**

6

   PDS0101 is used in combination with other immunotherapies resulting in a multifunctional therapy  7  Bintrafusp alfa exposes the tumor to attack and M9241 issues a signal calling T-cells to the tumor  Reference: Smalley Rumfield C, Pellom ST, Morillon II YM, et al; Journal for ImmunoTherapy of Cancer 2020; 8:e000612. doi: 10.1136/jitc-2020-000612      Bintrafusp ALFA  M9241                        PDS0101 induces a powerful, HPV16-targeted CD8+ and CD4+ T-cell response  PDS0101  Activated CD8+ killer T-cell  Activated CD4+ helper T-cell  The triple combination works in synergy to prompt targeted T-cells to infiltrate and destroy the tumor  TUMOR DESTROYED

 PHASE 2 TRIAL OF PDS0101 + BINTRAFUSP ALFA + NHS-IL12 INTERIM CLINICAL DATA(L. V. Wood)

# Phase 2 NCI-led clinical trial evaluating the triple combination of PDS0101, Bintrafusp alfa and M9241 in advanced HPV-associated cancer

| | |
|---|---|
| **Indication** | Patients with advanced HPV-associated cancer who have failed prior treatment |
| **Clinical Agents** | **Bintrafusp alfa:** Bifunctional "trap" fusion protein<br>**M9241:** Antibody-conjugated immuno-cytokine<br>**PDS0101:** Versamune®-based immunotherapy generating HPV-specific CD8+ T-cells |
| **Study goals** | Group 1: Objective response rate (ORR) in checkpoint inhibitor (CPI) naïve patients<br>Group 2: ORR in patients who have failed checkpoint inhibitor therapy (CPI refractory) |
| **Timing** | **Full enrollment of 56 patients**<br>**Complete enrollment expected by Q1 2022** |
| **Trial Sponsor** | NIH NATIONAL CANCER INSTITUTE |

**The objective of this trial is to confirm that PDS0101 enhances the therapeutic benefit of Bintrafusp alfa and M9241 and may lead to expanded evaluation in several pipeline products**

PDS Biotechnology Nasdaq: PDSB 9

 Percentages of HPV-related cancers (anal, cervical, head and neck, vaginal and vulvar cancers) included in the study population  Most HPV-associated cancers are represented in interim data from NCI-led Phase 2 trial - >95% of all US cases  10  Cervical10 (40%)  Anal6 (24%)  Vaginal/Vulvar3 (12%)  Head & Neck6 (24%)  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   * These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation

 As of March 1, 2021, 25 patients had received the triple combination of PDS0101, M9241 and Bintrafusp alfa The median follow-up has been 8 months  Study enrolled a challenging patient population: 96% had failed both chemotherapy and radiation treatment; 56% had also failed checkpoint inhibitor therapy  11    All patientsN=25*  Age, median (range), years  50 (37-80%)  Female, n (%)  17 (68%)  Number of prior anticancer therapies, n (%) 1 2 ≥3  5 (20%)11 (44%)9 (36%)  Prior chemotherapy, n (%)  25 (100%)  Prior radiotherapy, n (%)  24 (96%)  Prior immunotherapy, n (%)  14 (56%)  HPV status, n (%) HPV 16 positive HPV 16 negative Negative  18 (72%)7 (28%)1 (4%)  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   * These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation

 Triple combination achieved 83% objective response among 6 HPV16-positive checkpoint inhibitor naive patients, suggesting potential efficacy  12  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   * These numbers reflect data as of evaluation of 25 patients at a median of 8 months; numbers will change as more patients undergo evaluation

# Triple combination shows promising durability in HPV16-positive checkpoint inhibitor naïve patients, suggesting potential efficacy

| | PDS0101 + Bintrafusp alfa + M9241 | Standard of Care (Checkpoint Inhibitors) |
|---|---|---|
| | HPV16-positive | |
| Number of subjects | 6 | |
| ***Ongoing responses at median of 8 months*** | ***80% (4/5)***<br>***1 patient came off combination halting response*** | |
| ***Survival at median of 8 months*** | ***100% (6/6)*** | Historical is 7-11 months |

**Preliminary results suggest PDS0101 induction of *in vivo* highly active tumor-attacking HPV16 killer (CD8+) T-cells that have the potential for effective disease reduction and ongoing responses**

* These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation

PDS Biotechnology

Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.

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 Triple combination achieved 58% tumor reduction among 12 HPV16 checkpoint inhibitor refractory patients  14  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   * These numbers reflect data as of evaluation of 25 patients at a median of 8 months; numbers will change as more patients undergo evaluation  50% (2/4) recently added patients already have ongoing tumor reduction but have not yet attained ORRTumor reduction is consistent with first 8 patients showing tumor reduction in 5/8

# Triple combination shows promising durability in HPV16-positive checkpoint refractory patients

| | PDS0101 + Bintrafusp alfa + M9241<br>HPV16 positive | Standard of Care<br>(Checkpoint Inhibitors) |
|---|---|---|
| Number of patients | 12 | |
| ***Number of patients with ongoing tumor reduction at a median of 8 months*** | ***86% (6/7)*** | |
| ***Number of patients with ongoing objective response at a median of 8 months*** | ***80% (4/5)***<br>***1 patient came off combination halting response*** | |
| ***Survival at median of 8 months*** | ***83% (10/12)*** | Historical is 3-4 months |

**Preliminary results suggest PDS0101 induction of *in vivo* highly active tumor-attacking HPV16 killer (CD8+) T-cells even in extensively treated and immunologically limited patients have the potential for effective disease reduction and ongoing responses**

* These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation

PDS Biotechnology

Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.

15

 Results in seven (7) HPV16-negative patients suggests critical role of PDS0101-induced HPV16-specific CD8+ T-cells in promoting tumor reduction  16  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   * These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation  Preliminary results suggest that HPV16-specific CD8+ and CD4+ T-cell induction by PDS0101 as predicted by preclinical studies may promote enhanced clinical benefit of the triple combination

 Results in seven (7) HPV16-negative patients suggests critical role of PDS0101-induced CD8+ T-cells in promoting survival  17  Observation of survival in patients with HPV16-positive cancer relative to those patients with HPV16-negative cancer highlights the critical role of PDS0101 in the triple combination  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   * These numbers reflect data as of evaluation of 25 patients at a median of 8 months; numbers will change as more patients undergo evaluation

# No new or elevated toxicities observed from the addition of PDS0101 to the combination; PDS0101 only caused transient injection site reactions

| Adverse Event Summary | All patients N=25* Grade ≥2 |
|---|---|
| **Treatment-related adverse events (TRAEs)** | 23 (92%) |
| **TRAEs leading to discontinuation of ≥ 1 drug(s)** | 5 (20%) |
| **Treatment-related serious AEs** | 7 (28%) |
| **TRAEs in ≥5% of patients** | |
| Anemia | 12 (48%) |
| Lymphocyte decrease | 7 (28%) |
| Flu like symptoms | 6 (24%) |
| Injection site reactions | 5 (20%) |
| Hematuria | 4 (16%) |
| AST/ ALT/ Alk phos elevation | 4 (16%) |
| Keratoacanthomas | 4 (16%) |
| Leukocyte decrease | 3 (12%) |
| Maculopapular rash | 3 (12%) |
| Pruritis | 3 (12%) |
| Nausea/ vomiting | 3 (12%) |
| Mucositis | 3 (12%) |
| Hypothyroidism | 3 (12%) |
| Peripheral motor neuropathy | 2 (8%) |
| Fatigue | 2 (8%) |

- PDS0101 does not appear to compound toxicities to the triple combination therapy
- Documented adverse events with the triple combination are consistent with those previously observed with Bintrafusp alfa and M9241
- Grade 3 TRAEs occurred in 10 (40%) patients
  - Anemia due to gross hematuria (n=4), AST/ALT elevation (n=2); flu like symptoms (n=1), nausea/ vomiting (n=1), leukopenia (n=1), lymphopenia (n=2), HLH (n=1)
- One patient with transient grade 3 leukopenia and lymphopenia also had transient grade 4 neutropenia
- 4 patients who originally had grade 3 toxicities with the triple combo including M9241 at 16.8 mcg/kg tolerated the triple combo with M9241 at 8 mcg/kg w/o any further grade ≥3 toxicities
- No treatment-related deaths occurred

* These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation

PDS Biotechnology

Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.

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 REVIEW OF KEY FINDINGS ANDIMPLICATIONS FOR PDS BIOTECH(F. Bedu-Addo)

# Evidence of PDS0101 *in vivo* HPV16-specific CD8+ T-cell induction has direct implications for potential efficacy in ongoing Phase 2 trials

- PDS0101 + KEYTRUDA® (VERSATILE-002): First line treatment of recurrent/metastatic HPV16-positive head and neck cancer
  - PDS0101 highly active in promoting HPV16-specific T-cells even in advanced cancer patients
  - Patients treated earlier in disease recurrence may be "relatively healthier" with even higher potential for clinical benefit
  - KEYTRUDA® monotherapy results in ORR in 20% of patients
- PDS0101 + Chemoradiotherapy (IMMUNOCERV): Locally advanced cervical cancer
  - MD Anderson independent studies suggest that patients with HPV-specific T-cells may have improved clinical outcomes

**PDS0101's ability to promote *in vivo* induction of potent HPV16-specific T-cells presents strong promise for all ongoing studies**

PDS Biotechnology 20

# Combination therapy with PDS0101 demonstrates evidence of notable clinical activity for patients with advanced treatment refractory HPV16-postitive cancer

- ***Tumor reduction occurred in 67% (12/18) of all patients including both CPI naïve and CPI refractory patients who had HPV16-positive cancer***

- **CPI *naïve* disease**
  - Tumor reduction in 83% (5/6) of patients
  - Objective response (ORR) in 83% (5/6) of patients with 1 achieving a complete response
  - 100% (6/6) alive at median 8 months compared to historical median survival of 7-11 months

- **CPI *refractory* disease**
  - Tumor reduction in 58% (7/12) of patients
  - Objective response (ORR) already achieved in 42% (5/12) patients with 1 achieving a complete response
  - 83% (10/12) alive at median 8 months compared to historical median survival of 3-4 months

**CONCLUSION: 89% (16/18) of all HPV16-positive patients with CPI naïve and CPI refractory advanced disease are alive at a median 8 months of follow up**

* These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation

PDS Biotechnology

Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.

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 APPENDIX: 2021 ASCO Presentation

2021 ASCO ANNUAL MEETING

# PHASE II EVALUATION OF THE TRIPLE COMBINATION OF PDS0101, M9241, AND BINTRAFUSP ALFA IN PATIENTS WITH HPV 16 POSITIVE MALIGNANCIES

Julius Strauss[1], Charalampos S. Floudas[2], Houssein Abdul Sater[2], Michell Manu[3], Elizabeth Lamping[2], Deneise C Francis[2], Lisa M Cordes[2], Jenn Marte[2], Renee N Donahue[1], Caroline Jochems[1], Jason Redman[2], Ravi A Madan[2], Marijo Bilusic[2], Fatima Karzai[2], Scott Norberg[2], Christian S. Hinrichs[2], Lauren V Wood[4], Frank K Bedu-Addo[4], Jeffrey Schlom[1], James L Gulley[2]

[1]Laboratory of Tumor Immunology and Biology, NCI; [2]Genitourinary Malignancies Branch, NCI; [3]Leidos Biomedical Research, Inc.; [4]PDS Biotechnology, Princeton, NJ

**Abstract No. 2501. Presented at the 2021 ASCO Annual Meeting, June 4–8, 2021; Virtual. Presentation No.**

# Introduction

- >630,000 new cases of HPV-related cancer (e.g. cervical, oropharyngeal, anal) reported worldwide annually[1]
- PD-1 inhibitors have been evaluated in these tumor types and ORRs have ranged from 13–24%[2-8]
- Nivolumab & pembrolizumab are FDA approved for HNSCC; pembrolizumab is approved for PD-L1+ cervical cancer
- Unfortunately, the majority of patients who receive these anti PD-1 inhibitors will progress
- For these patients with checkpoint refractory disease there is no clear effective standard of care therapy
- HPV infection is also linked to upregulation of TGF-β signaling[9]
  - Genome-wide association studies showed that TGF-βR1 is significantly overexpressed in HPV-related cancer[10]

1. de Martel C, et al. *Int J Cancer.* 2017;141:664–70; 2. Viens LJ, et al. *MMWR Morb Mortal Wkly Rep.*; 2. Bauml J, et al. *J Clin Oncol* 2017;35:1542–49; 3. Ott PA, et al. *Ann Oncol.* 2017;28:1036–41; 4. Hollebecque A, et al. *J Clin Oncol.* 2017;35(Suppl):Abstract 5504; 5. Chung HC, et al. *J Clin Oncol.* 2018;36(Suppl):Abstract 5522; 6. Ferris RL, et al. *N Engl J Med.* 2016;375:1856–67; 7 Mehra R, et al. *Br J Cancer.* 2018;119:153–59; 8 Morris VK, et al. *Lancet Oncol.* 2017;18:446–53. 2016;65:661–66; 9. Torres-Poveda K, et al. *World J Clin Oncol.* 2014;5:753-63; 10. Levovitz C, et al. *Cancer Res.* 2014;74:6833-44.

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# Bintrafusp alfa: a TGF-β and PD-L1 Inhibitor



Tumor cells
Mesenchymal-like tumor cell
NK cell
TAM
Dendritic cell
Cytotoxic T cell
Tumor angiogenesis
EMT (leading to metastasis and resistance to therapy [including checkpoint inhibition])
Fibroblast
CAF
Suppression of immune response
TGF-β trap moiety sequesters TGF-β to inhibit downstream signaling
Fibrosis and impaired drug access
TGF-β*
T cell
Bintrafusp alfa
PD-1
PD-L1
Tumor cells
anti-PD-L1 mAb moiety blocks PD-L1 interactions with PD-1
*Tumor cells are also a major source of TGF-β in the microenvironment

- **Bintrafusp alfa is an innovative first-in-class bifunctional fusion protein composed of the extracellular domain of the TGF-βRII receptor (a TGF-β "trap") fused to a human IgG1 mAb blocking PD-L1**
- **In a phase 1 study, Bintrafusp alfa was well tolerated and produced durable responses in several solid tumor types [1-3]**

1.Strauss J, et al. *Clin Cancer Res.* 2018;24:1287–95; 2. Paz-Ares L, et al. *J Clin Oncol.* 2018;36(Suppl):Abstract 9017; 3. Cho BC, et al. *Ann Oncol.* 2018;29(Suppl):Abstract 1048O..

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2021 ASCO ANNUAL MEETING

 J. Strauss  Bintrafusp alfa in HPV-Related Cancers  1.Strauss J, et al. J Immunother Cancer. 2020 Dec;8(2):e001395.  . 2020 Dec;8(2):e001395   . 2020 Dec;8(2):e001395   . 2020 Dec;8(2):e001395.   79 patients with advanced HPV-associated cancers (59 checkpoint naïve and 20 checkpoint refractory) received Bintrafusp alfa IV every 2 weeks until disease progression or intolerance1Side effect profile similar to standard anti-PD(L)1 inhibitors with the addition of keratoacanthomas & mucosal bleeding ORR was 30.5% in checkpoint naïve diseaseORR was 10% in checkpoint refractory disease  27

# PDS0101: Versamune®-based HPV 16 cancer vaccine



Versamune®-HPV (PDS0101) Phase 1 Clinical Trial: Confirmation of unique potential to induce rapid and strong CD4 and CD8 T-cell responses against a viral target (HPV16) 14 days post-vaccination
HPV-specific T-cell Response IFN-γ ELISPOT
Pre-treatment
Post-treatment
2000
1800
1600
1400
1200
1000
800
600
400
200
0
Patient
5-1
5-4
2-1
2-3
Low
Medium
HLA Type
A2
A1,
A2,
A3, 30
HPV-specific T-cell Response IFN-γ ELISPOT
250
200
150
100
50
0
Patient
2-4
2-5
3-1
3-2
5-7
2-7
High
HLA Type
A2
A2
A3
A74
A2

- Micellar multi-peptide based therapeutic vaccine targeting HPV 16 E6/ E7 (HPV 16 is the genotype responsible for majority of HPV-related cancers worldwide)
- Versamune® nanoparticles contain the cationic lipid R-DOTAP which upregulates type I IFNs and promotes antigen cross-presentation
- In a phase I trial patients with cervical intraepithelial neoplasia developed strong HPV-specific CD4+ and CD8+ T cell immune responses[1]
- Was well tolerated with mild transient site reactions and minimal systemic toxicity

1.Wood LV, et al., SITC 2019, (O19) Abstract ID 12533

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2021 ASCO® ANNUAL MEETING

. 2019 Jan 1;25(1):99-109

# M9241 (NHSIL12)


A
NHS-muIL12
NHS-76 antibody binds to DNA exposed in necrotic regions of tumors
De-immunized junction region
Murine IL-12 (p70)
B
a
Hours Post Administration
8
24
48
72
NHS-muIL12
BC1-muIL12
b

NHS-IL12 Immunocytokine. **(A)** NHS76 is a fully human 2nd generation TNT antibody bound to 2 murine IL-12 (p70) molecules. **(B) a:** Specific tumor targeting of transplanted lung carcinoma by the MAb NHS-IL12(mu). Control MAb BC1-IL12(mu). **b:** NHS-IL12 tumor targeting of nuclear DNA histones.

- Tumor targeting IL12 immunocytokine
- Composed of two IL12 heterodimers fused to NHS76 antibody which binds to histones on free DNA fragments found in areas of tumor necrosis
- In phase 1 trial in patients with advanced solid tumors the most frequently observed AEs included flu like symptoms and asymptomatic lab abnormalities (e.g. mild cytopenias and liver enzyme elevations) [1]
- M9241 treatment resulted in increased T cell infiltration in the TME

1.Strauss J, et al. Clin Cancer Res. 2019 Jan 1;25(1):99-109

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2021 ASCO ANNUAL MEETING

 Preclinical Studies with PDS0101 + NHSIL12 + M7824  30  Preclinical Combo of PDS0101, M9241 & Bintrafusp alfa   Single, double and triple combinations were evaluated in a TC-1 HPV16+ tumor modelTriple combination generated the maximum HPV-specific immune response, T cell infiltration in the TME and tumor reduction1  1.Rumfield C, J Immunother Cancer. 2020 Jun;8(1):e000612.  30

# Study Design

- Patients with advanced HPV-related cancers received the combination of Bintrafusp alfa at 1200 mg flat dose i.v. q 2wks, M9241 at 16.8 mcg/kg s.c. q 4 wks and PDS0101 given as two separate 0.5 ml s.c. injections q 4 wks [NCT04287868]
- Dose reductions of M9241 to 8 mcg/kg were allowed as well as skipped doses of agent(s) for toxicities
- HPV genotyping was done with PCR based assays (BD Onclarity or Molecular MD) if testing not already done

**Population**

- Cervical
- Anal
- P16+ oropharyngeal
- Other HPV-associated



Vaccine
M9241
Bintra
D1
Bintra
D15
Vaccine
M9241
Bintra
D29
Bintra
D43
Vaccine
M9241
Bintra
D57
Bintra
D71
Vaccine
M9241
Bintra
D85

**Endpoints**

Primary: ORR

Secondary: safety

***Treatment until confirmed progression, unacceptable toxicity, or any criteria for withdrawal; treatment past progression was allowed***

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 J. Strauss  Results  Key baseline patient and disease characteristicsAs of 01 MAR 2021, 25 patients had received the triple combination of PDS0101, M9241 & Bintrafusp alfa The median follow-up is 8 months    All patientsN=25  Age, median (range), years  50 (37-80)  Female, n (%)  17 (68)  Tumor type, n (%) Cervical Anal Head & Neck SCC Vulvar/ Vaginal  10 (40)6 (24)6 (24)3 (12)  Number of prior anticancer therapies, n (%) 1 2 ≥3  5 (20)11 (44)9 (36)  Prior chemotherapy, n (%)  25 (100)  Prior radiotherapy, n (%)  24 (96)  Prior PD-(L)1 inhibitor therapy, n (%)  14 (56)  HPV status, n (%) HPV 16 HPV type other than 16 Negative  18 (72)6 (24)1 (4)  32

 J. Strauss  Results  Safety summaryGrade 3 TRAEs occurred in 10 (40%) patientsanemia due to hematuria (n=4), AST/ALT elevation (n=2); flu like symptoms (n=1), nausea/ vomiting (n=1), leukopenia (n=1), lymphopenia (n=2), HLH1 (n=1)All four patients with grade 3 hematuria had cervical ca with prior pelvic RT + brachytherapyOne patient with transient grade 3 leukopenia and lymphopenia also had transient grade 4 neutropenia4 patients who originally had grade 3 toxicities with the triple combo including M9241 at 16.8 mcg/kg tolerated the triple combo with M9241 at 8 mcg/kg w/o any further grade ≥3 toxicitiesNo treatment-related deaths occurred    All patientsN=25    Grade ≥2   Treatment-related adverse events (TRAEs)  23 (92)  TRAEs leading to discontinuation of ≥ 1 drug(s)  5 (20)  Treatment-related serious AEs  7 (28)  TRAEs in ≥5% of patients    Anemia  12 (48)  Lymphocyte decrease  7 (28)  Flu like symptoms  6 (24)  Injection site reactions   5 (20)  Hematuria  4 (16)  AST/ ALT/ Alk phos elevation  4 (16)  Keratoacanthomas  4 (16)  Leukocyte decrease   3 (12)  Maculopapular rash  3 (12)  Pruritis  3 (12)  Nausea/ vomiting   3 (12)  Mucositis  3 (12)  Hypothyroidism  3 (12)  Peripheral motor neuropathy  2 (8)  Fatigue  2 (8)  1. Hemophagocytic lymphohistiocytosis   33

2019;37:1470–8
2019;37:1470–8
2019;37:1470–8

# Results

| | All patients N=25 | HPV 16+ N=18 | HPV 16+ CPI Naïve N=6 | HPV 16+ CPI Refractory N=12 |
|---|---|---|---|---|
| **BOR, n (%)** | | | | |
| Complete response (CR) | 2 (8) | 2 (11.1) | 1 (16.7) | 1 (8.3) |
| Partial response (PR) | 8 (32) | 8 (44.4) | 4 (66.7) | 4 (33.3) |
| **ORR (CR+PR), n (%)** | 10 (40) | 10 (55.6) | 5 (83.3) | 5 (41.7) |
| **Disease Reduction, n (%)** | 13 (52) | 12 (66.7) | 5 (83.3) | 7 (58.3) |
| **Ongoing response, n/n (%)** | 8/10 (80) | 8/10 (80%) | 4/5 (80%) | 4/5 (80%) |
| **Overall Survival, n/n (%)*** | 20/25 (80) | 16/18 (88.9) | 6/6 (100) | 10/12 (83.3) |

* Median 8 months of follow up

## Patient Outcomes

- ORR 55.6% (tumor reduction 66.7%) in HPV 16+ disease
- ORR 83.3% in CPI *naïve* HPV 16+ disease
- ORR 41.7% (tumor reduction 58.3%) in CPI *refractory* HPV 16+ disease
- After a median 8 months of follow up:
  - 80% of responses are ongoing
  - 6/6 (100%) pts with HPV 16+ CPI naïve disease remain alive (historical median OS is 7-11 mo)[1-6]
  - 10/12 (83.3%) pts with HPV 16+ CPI refractory disease remain alive (historical median OS is 3-4 mo)[7]

1. Bauml J, et al. *J Clin Oncol* 2017;35:1542–49; 2. Ott PA, et al. *Ann Oncol.* 2017;28:1036–41; 3. Mehra R, et al. *Br J Cancer.* 2018;119:153–59; 4. Ferris RL, et al. *N Engl J Med.* 2016;375:1856–67; 5. Morris VK, et al. *Lancet Oncol.* 2017;18:446–53; 6. Chung HC, et al. *J Clin Oncol* 2019;37: 1470-8; 7. Strauss J, et al. J Immunother Cancer. 2020 Dec;8(2):e001395

34

Presented By: J. Strauss

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2021 ASCO ANNUAL MEETING

 J. Strauss  Results  Responses in HPV 16+ disease occurred irrespective of tumor type  35

 J. Strauss  Results  Overwhelming majority of HPV 16+ CPI naive pts had a responseMajority of HPV 16+ CPI refractory pts had tumor shrinkage   Primary Refractory: Prior PD or SD < 6 months Secondary Refractory: Prior PR or SD > 6 months  36

# Conclusions

- Triple combination of PDS0101, M9241 and Bintrafusp alfa appears to have a manageable safety profile along with early evidence of notable clinical activity for pts with advanced HPV 16+ malignancies

- Clinical activity noted irrespective of tumor type or CPI status
- ORR was 55.6% (tumor reduction 66.7%) in all pts with advanced HPV 16+ disease
- ORR was 83.3% in patients with CPI *naive* HPV 16+ disease
- ORR was 41.7% (tumor reduction 58.3%) in patients with CPI *refractory* HPV 16+ disease

- After a median 8 months of follow up:
  - 80% of responses are ongoing
  - 6/6 (100%) pts with HPV 16+ CPI naïve disease remain alive
  - 10/12 (83.3%) pts with HPV 16+ CPI refractory disease remain alive

- Accrual is ongoing to the triple combination [NCT04287868]

37

Presented By: J. Strauss

#ASCO21 | Content of this presentation is the property of the author, licensed by ASCO. Permission required for reuse.

2021 ASCO® ANNUAL MEETING

J. Strauss  Acknowledgments  The authors would like to thank the patients and their familiesFunding for the trial was provided by the Center for Cancer Research, National Cancer Institute, and National Institutes of Health Clinical CenterM9241 and Bintrafusp alfa were provided by Merck KGaA, Darmstadt, GermanyPDS0101 was provided by PDS Biotechnology, Florham Park, NJ Correspondence: Julius Strauss julius.strauss@nih.gov  38